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Scudder Development Fund

Class AARP and Class S Shares

Annual Report

July 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Development Fund	Ticker Symbol	Fund Number
Class AARP	SDVLX	167
Class S	SCDVX	067

Scudder Investments is part of Deutsche Asset Management, which as of June 30, 2002 was one of the world's largest asset managers with approximately $800 billion assets under management. Scudder's products and services include mutual funds, closed-end funds, variable and fixed annuity portfolios, retirement services, cash management and alternative investments.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

It's been a long summer and a painful year for many investors. Like a car with a powerful engine that just won't start after having overheated, the stock market and the U.S. economy have been grinding along for most of 2002. Neither Wall Street nor Main Street has been able to ignite a sustained rebound amid a flood of bad news.

We applaud your decision to own Scudder Development Fund in your portfolio at this exceptionally difficult time. Accounting scandals, depressed corporate earnings, anemic business demand for new technology and election year rhetoric are making it challenging for investors to separate fact from fiction.

We'd be foolish if we tried to predict exactly when the domestic equity market will again be firing on all cylinders. In our view, what the market needs now is a restoration of confidence and a higher level of corporate credibility. In this environment, we believe more than ever that a diversified mix of mutual funds in multiple asset classes makes sense for long-term investors.

In managing Scudder Development Fund, we realize that we have more mechanical work to do to tune up the fund's investment process and that the fund's performance has been unsatisfactory for an extended period. We believe that the changes we made to the fund this past year have the potential to bear fruit as equity markets gradually recover. We ask for your continued patience and commitment.

Sincerely,

William F. Glavin, Jr.
President, Scudder Development Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary July 31, 2002

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Scudder Development Fund - Class S	-36.57%	-20.38%	-9.90%	1.99%
S&P 500 Index+	-23.63%	-10.66%	.44%	10.09%

	1-Year	Life of Class*
Scudder Development Fund - Class AARP	-36.52%	-41.72%
S&P 500 Index+	-23.63%	-20.92%

Sources: Lipper, Inc. and Deutsche Asset Management

* On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 7/31/02	$ 13.95	$ 13.94
7/31/01	$ 23.35	$ 23.35
Distribution Information: Twelve Months: Capital Gains Distributions	$ 1.28	$ 1.28

Class S Lipper Rankings - Multi-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	309	of	432	72
3-Year	200	of	245	82
5-Year	167	of	171	98
10-Year	49	of	50	97

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
-- Scudder Development Fund - Class S -- S&P 500 Index+

Yearly periods ended July 31

Comparative Results
Scudder Development Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$6,343	$5,047	$5,938	$12,182
	Average annual total return	-36.57%	-20.38%	-9.90%	1.99%
S&P 500 Index+	Growth of $10,000	$7,637	$7,130	$10,223	$26,143
	Average annual total return	-23.63%	-10.66%	.44%	10.09%

The growth of $10,000 is cumulative.

Effective June 30, 1999, the Fund adopted its current objective to seek long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Since adopting its current objective, the cumulative return is -51.71%.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The unmanaged index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary, expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Development Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Development Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Co-Manager Sewall F. Hodges joined the Advisor in 1995 and the fund team in 1999. Mr. Hodges began his investment career in 1978.

Co-Manager Peter Chin joined the Advisor in 1973 and the fund team in 2002. Mr. Chin has over 33 years of research and portfolio management experience.

Co-Manager Roy C. McKay joined the Advisor in 1988 and the fund team in 2002. Mr. McKay has over 34 years of investment industry experience.

In the following interview, Sewall Hodges, co-manager of Scudder Development Fund, discusses the fund's results and strategy for the 12-month period ended July 31, 2002. Mr. Hodges also provides an outlook for the coming months.

Q: Aggressive growth stocks declined sharply during the past fiscal year amid exceptional levels of market volatility. How did Scudder Development Fund perform in this environment?

A: Scudder Development Fund's results this past year were weaker than we expected, and weak relative to the fund's benchmark and the average of its peers. The fund fell 36.57 percent (Class S shares) for the fiscal year ended July 31, 2002. The fund's primary benchmark as stated in the prospectus - the unmanaged Standard & Poor's 500 index, a group of large-cap stocks - fell 23.63 percent over the same period, while the average fund in Lipper's Multi-Cap Growth funds category declined 31.68 percent.

Nearly all of the fund's underperformance relative to its peer group came in the second half of fiscal year 2002, when investors faced some of the worst equity market conditions since the mid-1970s. Growth stocks of all sizes suffered severe declines for much of the year, but technology and biotechnology stocks were hit particularly hard between January and the end of July. Throughout the fiscal year, almost half of Scudder Development Fund's assets were invested in technology stocks, and this magnified the fund's weak second half. As the U.S. economic recovery sputtered, investors lost confidence in short-term earnings estimates. In addition, investors grew skeptical about corporate strategy and business forecasts amid increased scrutiny of corporate governance and management practices in many industries.

Scudder Development Fund Market Capitalization Percent of companies in each category
Company Size Billions $ in market capitalization	Small <$1.5	Mid-size $1.5 to $5	Large >$5
July 31, 2002	29.0%	36.2%	34.8%
July 31, 2001	20.0%	48.3%	31.7%

Source: Deutsche Asset Management
Fund portfolio composition is subject to change. Market capitalization represents a company's stock price multiplied by the number of its shares outstanding.

Historically, the portfolio's risk profile has been higher than that of the overall equity market, and this was true in fiscal year 2002. Unlike the S&P 500 index, the fund's portfolio has a significant number of small-company stocks that we believe have stronger-than-average long-term growth prospects. The fund's portfolio is also more concentrated than the index, which has hundreds of stocks. That means price movements in any one stock can have more of an effect on fund performance than on index performance.

Q: Were any changes made to the fund this past year to attempt to improve performance?

A: On February 1, 2002, Peter Chin and Roy C. McKay were named co-portfolio managers, replacing J.C. Cabrera, who had focused on small- and mid-cap stock selection for the portfolio. Each manager brings several decades of small-cap investment experience to the fund. Together we function as a team, as part of Deutsche Asset Management's disciplined domestic equity investment process, an approach we believe has the potential to add value over time.

Q: How was Scudder Development Fund's portfolio positioned in fiscal year 2002?

A: Few of the fund's stock selections worked well during the period. However, we stayed true to our aggressive growth, multi-cap mandate and we believe this positions the fund well for when market confidence gradually recovers. In the first half of the year, we reduced some long-term holdings that had grown to large cap status. We have also attempted to carefully re-deploy profits into small- and mid-cap stocks that we saw as having the balance sheet strength and management skills for the long haul.

In the second half of the year, we grew more cautious and attempted to maintain a large cash position for the fund, as market conditions grew unstable and investors dumped stocks of good and weak companies alike. We were disappointed to see that many stocks that we believed were poised for a turnaround instead dropped even further. For example, shares of Triton PCS Holdings (0.5 percent of the portfolio as of July 31) fell more than 40 percent this past summer after the wireless telecom company announced quarterly profits that exceeded analysts' expectations. Between the start of January and the end of July 2002, Triton dropped more than 90 percent despite having much healthier finances, in our view, than many of its peers.

Slightly less than half of Scudder Development Fund's assets were invested in technology stocks as of July 31, 2002. With few exceptions, such as Intuit (2.4 percent), the technology sector has been ravaged, with some stocks sinking well below the lows reached just after the September 11, 2001 terrorist attacks. The underlying force affecting the sector was that business capital spending remained anemic. This dimmed prospects for a rebound in technology industries such as semiconductors, software and networking.

Q: How did sectors other than information technology perform?

A: In health care, biotechnology stocks slumped amid earnings disappointments, financing concerns and a harsh U.S. regulatory climate for new drugs and medicines. The period between January 2002 and July 2002 has been especially unkind to biotechnology stocks. Andrx Group, a health care services provider and the fund's largest holding at the start of the fiscal year, disappointed us and we reduced the fund's position from 4.8 percent of the portfolio a year ago to 2.2 percent as of July 31, 2002. Biovail was another holding (1.8 percent of the portfolio as of July 31, 2002) that didn't work out, dropping more than 57 percent since its high in January. During the second half of the period, a third source of disappointment was Tyco (0.9 percent of the portfolio), a conglomerate whose operations include health care, financial services and manufacturing alarm systems. Tyco shares plunged sharply amid investor fears about the company's accounting practices and financial condition.

Despite an uncertain outlook for energy prices in calendar year 2002, energy stocks have been somewhat of a bright spot in the portfolio. Talisman Energy, an oil and gas exploration firm, and Precision Drilling, an energy equipment and services company, two stocks that we reduced from the portfolio prior to July 31, 2002, both provided positive returns. Overall, the fund outperformed the fund's benchmark in this sector and energy made up a larger share of the portfolio than the benchmark for most of the fiscal year.

Top Five Positive Equity Contributors to Performance 7/31/01 to 7/31/02
Company	Industry	Percent of portfolio as of 7/31/02
Nabors Industries	Energy	Sold
Intuit	Semiconductors	2.4%
QLogic	Information technology	1.2%
Elantec Semiconductor	Semiconductors	Sold
QLT	Biotechnology	Sold

Source: Deutsche Asset Management
Top Five Negative Equity Contributors to Performance 7/31/01 to 7/31/02
Company	Industry	Percent of portfolio as of 7/31/02
Andrx Group	Biotechnology	2.2%
Time Warner Telecom	Telecommunications	0.2%
Vitesse Semiconductor	Semiconductors	0.3%
PeopleSoft	Computer software	1.9%
Check Point Software	Computer software	1.7%

Source: Deutsche Asset Management

Q: What's your outlook for the year ahead?

A: Currently, a significant number of stocks are trading well below book value (assets minus liabilities per share) or at a level that reflects only the cash on their balance sheets. Earnings remain poor for many sectors. There is no short-term growth at many companies, but prices have dropped to the point where we believe a lot of long-term opportunities are beginning to surface. Calling the bottom of the market is impossible. Still, we believe stock prices are likely to rise 12 to 24 months from now. Considering the current low level of inflation and the fact that interest rates remain near 40-year lows, the U.S. equity market appears more attractively valued now than at any point in more than a decade. However, it will likely take time for investors to overcome the fear that the market conditions of the past two years will be repeated.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2002

Asset Allocation	7/31/02	7/31/01

Common Stocks	85%	86%
Cash Equivalents	15%	14%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	7/31/02	7/31/01

Information Technology	50%	56%
Healthcare	12%	11%
Consumer Discretionary	11%	9%
Industrials	10%	8%
Energy	8%	9%
Financials	8%	3%
Telecommunication Services	1%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2002 (29.1% of Portfolio)
1. Symbol Technologies, Inc. Manufacturer of bar code laser scanners	4.0%
2. Fiserv, Inc. Provider of data processing services	3.8%
3. Microsoft Corp. Developer of computer software	3.3%
4. Harley-Davidson, Inc. Manufacturer of motorcycles	3.0%
5. Paychex, Inc. Provider of payroll and human resources services	3.0%
6. Medtronic, Inc. Manufacturer of cardiac pacemakers	2.5%
7. Talisman Energy, Inc. Explorer of oil and gas	2.4%
8. Intuit, Inc. Provider of financial software for households and small businesses	2.4%
9. Mercury Interactive Corp. Producer of automated software testing tools	2.4%
10. State Street Corp. Provider of custodian banking services	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2002

	Shares	Value ($)
Common Stocks 84.6%
Consumer Discretionary 9.6%
Automobiles 3.0%
Harley-Davidson, Inc.	138,900	6,578,304
Media 5.1%
Dow Jones & Co., Inc.	105,600	4,350,720
Univision Communications, Inc. "A"*	146,700	4,194,153
Viacom, Inc. "B"*	69,700	2,713,421
		11,258,294
Specialty Retail 0.6%
Copart, Inc.*	94,400	1,255,520
Textiles, Apparel & Luxury Goods 0.9%
Brown Shoe Co., Inc.	86,400	1,884,384
Energy 6.7%
Energy Equipment & Services 1.5%
Precision Drilling Corp.*	108,000	3,207,600
Oil & Gas 5.2%
Anadarko Petroleum Corp.	66,200	2,879,700
EOG Resources, Inc.	90,400	3,099,816
Talisman Energy, Inc.	132,600	5,388,782
		11,368,298
Financials 6.4%
Diversified Financials 2.3%
State Street Corp.	121,700	5,172,250
Insurance 4.1%
Everest Re Group Ltd.	46,000	2,518,500
Progressive Corp.	61,200	3,130,380
Renaissance Retail Group Ltd.	89,100	3,474,900
		9,123,780
Healthcare 9.8%
Health Care Equipment & Supplies 2.5%
Medtronic, Inc.	137,054	5,536,982
Health Care Providers & Services 1.3%
DaVita, Inc.*	119,500	2,820,200
Pharmaceuticals 6.0%
Andrx Group*	216,200	4,797,478
Biovail Corp.*	170,000	4,076,600
Teva Pharmaceutical Industries Ltd. (ADR)	32,700	2,181,123
Watson Pharmaceuticals, Inc.*	107,400	2,262,918
		13,318,119
Industrials 9.4%
Air Freight & Logistics 0.7%
EGL, Inc.*	128,900	1,510,708
Commercial Services & Supplies 7.8%
Automatic Data Processing, Inc.	64,800	2,416,392
Fiserv, Inc.*	241,350	8,304,853
Paychex, Inc.	248,900	6,548,559
		17,269,804
Industrial Conglomerates 0.9%
Tyco International Ltd.	158,200	2,024,960
Information Technology 42.0%
Communications Equipment 3.3%
Brocade Communications Systems, Inc.*	93,900	1,760,625
Cisco Systems, Inc.*	182,400	2,405,856
Comverse Technologies, Inc.*	79,100	629,636
Polycom, Inc.*	207,300	2,373,585
		7,169,702
Computers & Peripherals 1.8%
EMC Corp.*	174,000	1,305,000
Network Appliance, Inc.*	114,400	967,824
Sandisk Corp.*	122,300	1,761,120
		4,033,944
Electronic Equipment & Instruments 8.7%
Nanometrics, Inc.*	133,700	902,475
Photon Dynamics, Inc.*	75,000	1,956,000
Plexus Corp.*	103,400	1,437,260
Symbol Technologies, Inc.	980,450	8,961,313
Vishay Intertechnology, Inc.*	128,100	2,184,105
Waters Corp.*	162,200	3,683,562
		19,124,715
Internet Software & Services 2.1%
Check Point Software Technologies Ltd.*	229,800	3,856,044
SmartForce PLC (ADR)*	226,100	771,001
		4,627,045
Semiconductor Equipment & Products 11.8%
Analog Devices, Inc.*	79,700	1,920,770
Applied Micro Circuits Corp.*	99,600	459,156
Atmel Corp.*	562,000	1,764,680
Cirrus Logic Inc.*	109,400	649,836
Genesis Microchip, Inc.*	118,400	751,722
Intersil Corp. "A"*	55,316	1,205,336
Linear Technology Corp.	147,400	3,991,592
Microchip Technology, Inc.*	175,350	3,861,207
Micron Technology, Inc.*	76,000	1,481,240
PDF Solutions, Inc.*	154,100	901,485
Pericom Semiconductor Corp.*	245,700	2,307,123
QLogic Corp.*	65,300	2,660,975
Silicon Storage Technology, Inc.*	456,100	2,435,574
Siliconix, Inc.*	45,600	1,076,616
Vitesse Semiconductor Corp.*	279,800	677,116
		26,144,428
Software 14.3%
Advent Software, Inc.*	33,700	647,377
Amdocs Ltd.*	130,100	956,235
BEA Systems, Inc.*	142,200	789,210
Intuit, Inc.*	121,100	5,325,978
Mercury Interactive Corp.*	205,600	5,267,472
Microsoft Corp.*	152,500	7,312,375
PeopleSoft, Inc.*	228,900	4,115,622
RSA Security, Inc.*	182,350	656,460
SAP AG (ADR)	99,700	1,864,390
THQ, Inc.*	46,700	1,161,896
Verity, Inc.*	316,000	3,539,200
		31,636,215
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.2%
Time Warner Telecom, Inc. "A"*	466,600	550,588
Wireless Telecommunication Services 0.5%
Triton PCS Holdings, Inc. "A"*	528,600	1,110,060
Total Common Stocks (Cost $348,769,231)		186,725,900

Cash Equivalents 15.4%
Scudder Cash Management QP Trust, 1.88% (b) (Cost $34,073,044)	34,073,044	34,073,044
Total Investment Portfolio - 100.0% (Cost $382,842,275) (a)		220,798,944

* Non-income producing security.
(a) The cost for federal income tax purposes was $384,034,051. At July 31, 2002, net unrealized depreciation for all securities based on tax cost was $163,235,107. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,449,981 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $187,685,088.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2002
Assets
Investments in securities, at value (cost $382,842,275)	$ 220,798,944
Dividends receivable	63,126
Interest receivable	195
Receivable for Fund shares sold	81,061
Other receivables	630,252
Total assets	221,573,578
Liabilities
Payable for Fund shares redeemed	422,227
Accrued management fee	170,902
Other accrued expenses and payables	87,183
Total liabilities	680,312
Net assets, at value	$ 220,893,266
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on: Investments	(162,043,331)
Other receivables	(1,106,514)
Accumulated net realized gain (loss)	(60,331,627)
Paid-in capital	444,374,738
Net assets, at value	$ 220,893,266
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($739,671 / 53,039 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.95
Class S Net Asset Value, offering and redemption price per share ($220,153,595 / 15,788,270 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,130)	$ 585,340
Interest	1,262,719
Total Income	1,848,059
Expenses: Management fee	2,839,058
Administrative fee	1,503,033
Trustees' fees and expenses	11,597
Other	1,169
Total expenses	4,354,857
Net investment income (loss)	(2,506,798)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(60,232,563)
Other receivables	727,925
Written options	198,767
Foreign currency related transactions	(167)
(59,306,038)
Net unrealized appreciation (depreciation) during the period on: Investments	(75,165,695)
Other receivables	56,406
(75,109,289)
Net gain (loss) on investment transactions	(134,415,327)
Net increase (decrease) in net assets resulting from operations	$ (136,922,125)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2002	2001
Operations: Net investment income (loss)	$ (2,506,798)	$ (3,220,142)
Net realized gain (loss) on investment transactions	(59,306,038)	30,884,090
Net unrealized appreciation (depreciation) on investment transactions during the period	(75,109,289)	(317,230,862)
Net increase (decrease) in net assets resulting from operations	(136,922,125)	(289,566,914)
Distributions to shareholders from: Net realized gains: Class AARP	(70,384)	(142,777)
Class S	(21,690,263)	(101,275,886)
Fund share transactions: Proceeds from shares sold	439,085,622	974,469,769
Reinvestment of distributions	20,621,189	96,113,794
Cost of shares redeemed	(525,900,685)	(1,060,609,562)
Net increase (decrease) in net assets from Fund share transactions	(66,193,874)	9,974,001
Increase (decrease) in net assets	(224,876,646)	(381,011,576)
Net assets at beginning of period	445,769,912	826,781,488
Net assets at end of period	$ 220,893,266	$ 445,769,912

Financial Highlights

Class AARP
Years Ended July 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.35	$ 47.06
Income (loss) from investment operations: Net investment income (loss)[b]	(.14)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(7.98)	(17.74)
Total from investment operations	(8.12)	(17.86)
Less distributions from: Net realized gains on investment transactions	(1.28)	(5.85)
Total distributions	(1.28)	(5.85)
Net asset value, end of period	$ 13.95	$ 23.35
Total Return (%)	(36.52)	(41.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.7	1
Ratio of expenses (%)	1.30	1.27*
Ratio of net investment income (loss) (%)	(.75)	(.43)*
Portfolio turnover rate (%)	44	61
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Class S
Years Ended July 31,	2002	2001	2000	1999[a]	1999[b]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.35	$ 44.92	$ 40.26	$ 42.06	$ 41.67	$ 39.02
Income (loss) from investment operations: Net investment income (loss)[c]	(.14)	(.17)	(.42)	(.04)	(.35)	(.41)
Net realized and unrealized gain (loss) on investment transactions	(7.99)	(15.55)	11.58	(1.76)	4.49	6.94
Total from investment operations	(8.13)	(15.72)	11.16	(1.80)	4.14	6.53
Less distributions from: Net realized gains on investment transactions	(1.28)	(5.85)	(6.50)	-	(3.75)	(3.88)
Total distributions	(1.28)	(5.85)	(6.50)	-	(3.75)	(3.88)
Net asset value, end of period	$ 13.94	$ 23.35	$ 44.92	$ 40.26	$ 42.06	$ 41.67
Total Return (%)	(36.57)	(38.43)	29.22	(4.33)**	11.65	17.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	220	445	827	716	775	845
Ratio of expenses before expense reductions (%)	1.30	1.29	1.41[d]	1.52*	1.51	1.41
Ratio of expenses after expense reductions (%)	1.30	1.29	1.40[d]	1.52*	1.51	1.41
Ratio of net investment income (loss) (%)	(.75)	(.48)	(.95)	(1.09)*	(.94)	(.99)
Portfolio turnover rate (%)	44	61	100	4*	97[e]	52
[a] For the one month ended July 31, 1999. On June 7, 1999, the Fund changed the fiscal year end from June 30 to July 31.
[b] For the year ended June 30.
[c] Based on average shares outstanding during the period.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.40% and 1.39%, respectively.
[e] The change in the investment objective during the period resulted in a higher portfolio turnover rate.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $31,013,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010, the expiration date, whichever occurs first. In addition, from November 1, 2001 through July 31, 2002, the Fund incurred approximately $28,126,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ 31,013,000
Unrealized appreciation (depreciation) on investments	$ (163,235,107)

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ -
Distributions from long-term capital gains	$ 21,760,647

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

At July 31, 2002, other receivables of $630,252 (0.29% of net assets) with a cost of $1,736,766 have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the year ended July 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $122,013,374 and $183,178,179, respectively.

For the year ended July 31, 2002, transactions for written options were as follows:

	Contracts	Premium ($)
Beginning of period	-	-
Written	6,407	460,631
Closed	-	-
Exercised	(2,882)	(261,864)
Expired	(3,525)	(198,767)
End of period	-	-

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $1,000,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets and 0.75% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of the average daily net assets for Class AARP and S shares, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended July 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at July 31, 2002
Class AARP	$ 4,834	$ 277
Class S	1,498,199	85,964
	$ 1,503,033	$ 86,241

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended July 31, 2002, totaled $1,262,719 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2002, the Fund received no credits.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2002		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	63,871	$ 1,263,494	158,545*	$ 6,124,379*
Class S	21,514,005	437,822,128	30,649,554	968,345,390
		$ 439,085,622		$ 974,469,769
Shares issued to shareholders in reinvestment of distributions
Class AARP	3,280	$ 67,152	4,268*	$ 135,351*
Class S	1,004,187	20,554,037	3,026,757	95,978,443
		$ 20,621,189		$ 96,113,794
Shares redeemed
Class AARP	(60,732)	$ (1,172,937)	(116,193)*	$ (4,522,317)*
Class S	(25,774,683)	(524,727,748)	(33,036,957)	(1,056,087,245)
		$ (525,900,685)		$ (1,060,609,562)
Net increase (decrease)
Class AARP	6,419	$ 157,709	46,620*	$ 1,737,413*
Class S	(3,256,491)	(66,351,583)	639,354	8,236,588
		$ (66,193,874)		$ 9,974,001

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to July 31, 2001.

Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Development Fund (the "Fund") at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts September 12, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.28 per share from net long-term capital gains during its year ended July 31, 2002, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Development Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly, Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
8,211,742	410,689	260,882

Trustees and Officers

The following table presents certain information regarding the Trustees of the fund as of July 31, 2002. Each Trustee's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	1990- present	President, WGBH Educational Foundation	48	American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1987- present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988)	48	CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	1995- present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	The Harris Insight Funds (registered investment companies)
Keith R. Fox (48)
Trustee	1996- present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	2002- present	Retired; Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, the Flag Investors Family of Funds) (registered investment company) (1994-present); formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998)	48	Household International (banking and finance); ISI Family of Funds (registered investment companies); Kimberly-Clark Corporation (personal consumer products)
Jean Gleason Stromberg (58)
Trustee	1999- present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	1994- present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	2002- present	Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, the Flag Investors Family of Funds) (registered investment companies) (1995-present); Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board

Interested Trustee
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
Richard T. Hale** (57)
Chairman, Trustee and Vice President	2002- present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.	220	Director, Deutsche Global Funds, Ltd., CABEI Fund and North American Income Fund; formerly, Director, ISI Family of Funds (registered investment companies)

* Length of time served represents the date that each Trustee was first elected to a Scudder fund Board.
** Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

The funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the fund as of July 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund. Each Officer of the Fund is an employee of Deutsche Asset Management.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr.# (43)
President	2000-present	Managing Director of Deutsche Asset Management
James E. Fenger (43)
Vice President	1998-present	Managing Director of Deutsche Asset Management
Joshua Feuerman (36)
Vice President	2002-present	Managing Director of Deutsche Asset Management; formerly, head of international strategies, State Street Global Advisors
Richard T. Hale ## (57)
Chairman, Trustee and Vice President	2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.

Daniel O. Hirsch## (48)
Vice President and Assistant Secretary	2002-present	Managing Director of Deutsche Asset Management; formerly, Principal, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown Inc.); Assistant General Counsel, United States Securities and Exchange Commission

Sewall Hodges (47)
Vice President	1999-present	Managing Director of Deutsche Asset Management
John Millette (39)
Vice President and Secretary	1999-present	Vice President of Deutsche Asset Management
Kenneth Murphy (38)
Vice President	2002-present	Vice President of Deutsche Asset Management; formerly, Director of Transfer Agent Compliance, John Hancock Signature Services
Blair J. Treisman (34)
Vice President	2000-present	Vice President of Deutsche Asset Management
Gary L. French (51)
Treasurer	2002-present	Managing Director of Deutsche Asset Management; formerly, President of UAM Fund Services, Inc.
John R. Hebble (44)
Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001-present	Senior Vice President of Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000-present	Senior Vice President of Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997-present	Managing Director of Deutsche Asset Management; formerly, Associate, Dechert (law firm)

# Address: 222 South Riverside Plaza, Chicago, Illinois
## Address: One South Street, Baltimore, Maryland

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735